Long-Term Investments	12 Months Ended
Mar. 31, 2024
Long-Term Investments [Abstract]
Long-term investments

9. Long-term investments

As of March 31, 2024 and 2023, long-term investments consisted of the following:

	As of March 31,
	2024	2023
Investment in a partnership	$256,420	$256,420
Investment in cost-method investees	1,747,784	-
	$2,004,204	$256,420

On June 24, 2022, the Company entered into a partnership agreement to invest $256,420 (HKD 2,000,000), for 20% partnership interest in the limited partnership. The funds raised by the limited partnership are invested in biological entities. As of March 31, 2024 and 2023, the limited partnership incurred limited operations, and the Company did not record its share of the operating loss of the limited partnership for the year ended March 31, 2024 and 2023. As of March 31, 2024 and 2023, no significant impairment indicators have been noted in connection with the investment.

During the year ended March 31, 2024, the Company made investments of $1,747,784 in three privately held companies, over which the Company owned equity interest of neither has control nor significant influence through investment in ordinary shares. The Company accounted for the investment in these privately held companies using the measurement alternative at cost, less impairment, with subsequent adjustments for observable price changes resulting from orderly transactions for identical or similar investments of the same issuers. These privately held companies just commenced their operations in the year of 2024, and incurred minimal losses through March 31, 2024. For the year ended March 31, 2024, the Company did not record upward adjustments or downward adjustments on the investment. The Company’s impairment analysis considers both qualitative and quantitative factors that may have a significant effect on the fair value of the equity security. As of March 31, 2024, the Company did not recognize impairment against the investment security.